UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 21, 2015

Date of Report (Date of earliest event reported)

Trans World Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-25244	13-3738518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 940, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 983-3355

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

This Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the use in those statements of terminology such as “may,” “will,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” or “continue,” or the negative of such terms or other comparable terminology. The forward-looking statements included in this Form 8-K address activities, events or developments that we expect or anticipate will or may occur in the future.

Although we believe the expectations expressed in the forward-looking statements included in this Form 8-K are based on reasonable assumptions within the bounds of our knowledge of our business at the time the statements are made, a number of factors outside of our control could cause actual results to differ materially from those expressed in any of the forward-looking statements included in this Form 8-K. Any one or a combination of these factors could materially affect our financial performance, business strategy, business operations, plans, goals and objectives. These factors include but are not limited to:

•                  the market’s acceptance of our gaming and hotel offerings;

•                  the effect of competition in our markets;

•                  the political, legislative, and regulatory climates and changes upon our business;

•                  the impact of fluctuations of currencies on revenue we receive or expenses we incur;

•                  the weather conditions in the markets that we serve; and

•                  other factors described in our Form 10-K for the year ended December 31, 2014 under the headings “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk.”

Forward-looking statements that we make or that are made by others on our behalf are based on a knowledge of our business and the environment in which we operate, but because of the factors noted above, actual results may differ significantly from those in forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements we make herein. The results or developments we anticipate may not be realized. Even if substantially realized, those results or developments may not result in the expected consequences for us or affect us, our business or our operations in the ways we expect. We caution readers not to place undue reliance on any of these forward-looking statements in this Form 8-K, which speak only as of their dates. We assume no obligation to update any of the forward-looking statements.

As noted in our Form 10-K for the year ended December 31, 2014 (“Form 10-K”), we caution investors to carefully consider the risks and uncertainties described therein, together with all of the other information included or incorporated by reference in that Annual Report on Form 10-K and in our other periodic reports filed with the Securities and Exchange Commission. We also face other risks and uncertainties beyond what is described in such reports. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business.  Further, past financial performance may not be a reliable indication of future performance and historical trends should not be used to anticipate results or trends in future periods. All of our periodic reports are qualified in its entirety by these risk factors. If any of the noted risks actually occur, our business, financial condition, results of operations and prospects could be materially and adversely affected. If this were to happen, the value of our Common Stock could decline significantly and investors could lose all or part of their investment.

We noted in our Form 10-K that laws and regulations governing the conduct of gaming activities and the obligations of gaming companies in any jurisdiction in which we have or in the future may have gaming operations are subject to change and could impose additional operating, financial or other burdens on the way we conduct our business.

Moreover, legislation to prohibit, limit, or add burdens to our business may be introduced in the future in the Czech Republic or elsewhere where gaming has been legalized. In addition, from time to time, legislators and special interest groups (which may include our competitors) have proposed legislation that would expand, restrict or prevent gaming operations or which may otherwise adversely impact our operations in the jurisdictions in which we operate. Any expansion of gaming or restriction on or prohibition of our gaming operations, increase in gaming taxes, or enactment of other adverse regulatory changes could have a material adverse effect on our business, financial condition, operating results and prospects.

Gaming legislation is introduced in the Czech Parliament from time to time. In October 2014, the Czech Ministry of Finance (“MOF”), the national governmental authority that regulates gambling in the Czech Republic, introduced proposed legislation that would, if approved, among other things, limit the number of gambling establishments, limit the number of slot machines, shorten license periods, require security bonds for each casino operation by location, limit betting amounts and the amount of losses per hour and per month for players, limit the duration of each individual’s playtime and the pace of certain live games, prohibit the serving of complimentary food, beverage or cigarettes, link slot machines to an MOF database, create an online database of gamblers that is linked to the MOF, and give localities more power over gaming establishments. The MOF has also stated publicly that it is contemplating the introduction of a new tax law that could increase gaming taxes. The Form 10-K stated that, at that time, the draft law was subject to comment by interested parties, review by other government agencies, parliamentary procedure that could include amendments that could materially change the proposal, and amendment and/or ratification in the Czech Senate, all of which was not expected to occur until the end of 2015.

On December 15, 2015, the President of the Czech Republic signed an amendment to the Gaming Law that increases gaming tax rates payable by all gaming operators, including Trans World Corporation. As a result of this amendment, to be effective on January 1, 2016, gaming taxes on live game revenues will increase from 20% to 23% and gaming taxes on slot revenues will increase from 20% to 28%, plus a fee of 80 Czech Koruna (“CZK”) per slot machine, per day, from the previous 55 CZK per slot machine, per day. The law will take effect shortly upon publication in the official Collection of Laws maintained by the Czech Ministry of the Interior.

While the Company does not provide earnings guidance, management believes that this increase in the gaming tax rates will have a material adverse effect on the Company’s future results of casino operations and net income with concomitant negative effects on per share earnings.  The Company cannot currently quantify the adverse effect due to multiple variables involved in any such calculations.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

[SIGNATURE PAGE FOLLOWS.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD CORPORATION

Date: December 21, 2015	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer